--------------------------------------------------------------------------------

                                  CONSENT AND
                             LETTER OF TRANSMITTAL

TO TENDER AND TO GIVE CONSENT TO PROPOSED AMENDMENTS TO THE INDENTURE IN RESPECT
         OF 12% SUBORDINATED PAY-IN-KIND DEBENTURES DUE MARCH 15, 2002
                        (THE "SUBORDINATED DEBENTURES")
                                       OF
                          KOLL REAL ESTATE GROUP, INC.
                      (FORMERLY, THE BOLSA CHICA COMPANY)
                            (CUSIP NO. 097679 AB 0)
      PURSUANT TO THE PROXY STATEMENT/PROSPECTUS AND DISCLOSURE STATEMENT
                           DATED              , 1997

 THE OFFER TO EXCHANGE WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN DAYLIGHT TIME, ON
 JUNE   , 1997 (THE "EXPIRATION DATE"), UNLESS EXTENDED. HOLDERS OF
 SUBORDINATED DEBENTURES MUST TENDER THEIR SUBORDINATED DEBENTURES AND PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS ON OR PRIOR TO 12:00 MIDNIGHT EASTERN DAYLIGHT TIME ON THE EXPIRATION DATE IN ORDER TO RECEIVE THE EXCHANGE OFFER CONSIDERATION. TENDERED SUBORDINATED DEBENTURES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO 12:00 MIDNIGHT, EASTERN DAYLIGHT TIME, ON THE EXPIRATION DATE, BUT NOT THEREAFTER. THE EXCHANGE OFFER IS CONDITIONED UPON THE SATISFACTION OF CERTAIN CONDITIONS, INCLUDING AMONG OTHER THINGS, THE VALID TENDER OF AT LEAST 90% IN AGGREGATE PRINCIPAL AMOUNT OF ALL OUTSTANDING DEBENTURES OF THE COMPANY OWNED BY PERSONS OTHER THAN THE COMPANY, ITS SUBSIDIARIES AND CERTAIN OF THEIR AFFILIATES.

          TO EXCHANGE AGENT:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

           BY MAIL:                   FACSIMILE TRANSMISSION:          BY HAND/OVERNIGHT DELIVERY:
        P.O. Box 3301             (FOR ELIGIBLE INSTITUTIONS ONLY)             120 Broadway
  South Hackensack NJ 07606                (201) 329-8936                       13th Floor
  Attn: Reorganization Dept.           CONFIRM BY TELEPHONE:             New York, New York 10271
                                           (201) 296-4860               Attn: Reorganization Dept.

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. The accompanying instructions should be read carefully before this Consent and Letter of Transmittal is completed. Capitalized terms used in this Consent and Letter of Transmittal not otherwise defined herein shall have the meanings provided in the Proxy
Statement/Prospectus and Disclosure Statement dated April   , 1997 (the
"Prospectus") of Koll Real Estate Group, Inc., a Delaware corporation (the "Company").

    List below the Subordinated Debentures that are to be tendered pursuant to this Consent and Letter of Transmittal. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the list to this Consent and Letter of Transmittal.

                                          DESCRIPTION OF SUBORDINATED DEBENTURES TENDERED
                                                                                                                PRINCIPAL AMOUNT
                                                                                                                  TENDERED AND
                                                                                       AGGREGATE PRINCIPAL         AS TO WHICH
             NAMES AND ADDRESS(ES) OF HOLDER(S)               CERTIFICATE NUMBER(S)   AMOUNT REPRESENTED BY       CONSENTS ARE
                  (PLEASE FILL IN, BLANK)                              (1)              CERTIFICATES (2)          DELIVERED (2)
                             TOTAL PRINCIPAL AMOUNT TENDERED
(1) Need not be completed by Holders who tender by book-entry.
(2) Unless otherwise indicated in this column, any tendering Holder will be deemed to have tendered, and delivered Consents with respect to, the entire principal amount represented by the Subordinated Debentures indicated in this column. See Instruction 5.

/ / IF THE PRINCIPAL AMOUNT PRESENTED HEREWITH DOES NOT EQUAL THE AMOUNT PRINTED ON THE LABEL ABOVE, AND YOU ARE UNABLE TO LOCATE SUCH CERTIFICATE(S) TO SUBMIT HEREWITH AND YOU WISH TO TENDER SUCH CERTIFICATE(S), PLEASE CHECK THIS BOX AND COMPLETE THE AFFIDAVIT OF LOSS.

    The undersigned acknowledges that he or she has received the Prospectus and this Consent and Letter of Transmittal, which together constitute (i) the Company's offer (the "Exchange Offer") to exchange an aggregate of up to 1,151,864 shares of the Company's post-Capital Stock Combination and post-Reverse Stock Split Common Stock (the "Common Stock") for up to all of the Company's outstanding 12% Subordinated Debentures due March 15, 2002 (the "Subordinated Debentures"), on a 28 shares per $1000 principal amount basis, and
(ii) the Company's solicitation (the "Consent Solicitation") of consents (the "Consents") from persons in whose names the Subordinated Debentures are registered on the books of the registrar for the Subordinated Debentures (the "Holders") to certain amendments (the "Proposed Amendments") to the Indenture (the "Indenture") pursuant to which the Subordinated Debentures were issued. The consideration payable by the Company for the Subordinated Debentures is set forth in the Prospectus. HOLDERS WHO TENDER THEIR SUBORDINATED DEBENTURES PURSUANT TO THE EXCHANGE OFFER WILL BE DEEMED, BY ACCEPTANCE OF THE EXCHANGE OFFER, TO CONSENT TO THE PROPOSED AMENDMENTS.

    HOLDERS MAY NOT CONSENT TO THE PROPOSED AMENDMENTS WITHOUT TENDERING THEIR SUBORDINATED DEBENTURES. Holders who do not tender their Subordinated Debentures and deliver their Consents and Letters of Transmittal on or prior to 12:00 midnight, Eastern Daylight Time, on the Expiration Date will not receive the Exchange Offer consideration. See "Procedure for Tendering Outstanding Debentures and Giving Consents" in the Prospectus. No Holder may withdraw any tendered Subordinated Debentures or revoke a Consent following 12:00 midnight, Eastern Daylight Time, on the Expiration Date. The Company will issue certificates for shares of Common Stock in exchange for tendered Subordinated Debentures as promptly as practicable after such Subordinated Debentures are accepted for exchange pursuant to the Exchange Offer.

    The Exchange Offer or Consent Solicitation may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer or Consent Solicitation, all Subordinated Debentures previously tendered and Consents delivered and not withdrawn or revoked pursuant to the Exchange Offer that have not been accepted for exchange will remain subject to the Exchange Offer and may be accepted thereafter for exchange by the Company.

    No alternative, conditional or contingent tenders will be accepted. A tendering Holder, by execution of this Consent and Letter of Transmittal, or facsimile thereof, waives all rights to receive notice of acceptance of such Holder's Subordinated Debentures for exchange.

           PLEASE READ THIS ENTIRE CONSENT AND LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY INFORMATION REQUESTED HEREIN

    This Consent and Letter of Transmittal is to be completed by Holders of Subordinated Debentures if certificates representing such Subordinated Debentures are to be forwarded herewith or if delivery of such certificates are to be made by book-entry transfer to the account established by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in this Consent and Letter of Transmittal and in the Prospectus under the caption "Procedure for Tendering Outstanding Debentures and Giving Consents," or "Book-Entry Transfer Procedures." PURSUANT TO THE TERMS OF THE EXCHANGE OFFER AND CONSENT SOLICITATION, THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS.

    Holders of Subordinated Debentures that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC (in accordance with DTC procedures) which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message ("Agent's Message") to the Exchange Agent, which Agent's Message shall state that DTC has received an express acceptance from each Holder tendering through ATOP that each such Holder has received this Consent and Letter of Transmittal and has agreed to be bound by the terms and conditions hereof. Delivery by DTC of the Agent's Message, and receipt thereof by the Exchange Agent will satisfy the terms of the Exchange Offer as to execution and delivery of a Consent and Letter of Transmittal by each Holder identified in the Agent's Message.

    Holders whose certificates representing the Subordinated Debentures are not immediately available or who cannot deliver certificates and all other required documents to the Exchange Agent or complete the procedure for book-entry transfer on or prior to the Expiration Date, may nevertheless tender Subordinated Debentures pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "Guaranteed Delivery Procedures." See Instruction 2 on pages 9 and 10 below.

/ / CHECK HERE IF ALL OR SOME CERTIFICATES FOR TENDERED SUBORDINATED DEBENTURES ARE ENCLOSED HEREWITH. IF ONLY SOME SUCH CERTIFICATES ARE ENCLOSED HEREWITH, PLEASE CHECK THE BOX ON PAGE 1 HEREOF AND EXECUTE AN AFFIDAVIT OF LOSS.

/ / CHECK HERE IF TENDERED SUBORDINATED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SUBORDINATED DEBENTURES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution  ____________________________________________

     Account Number  ___________________________________________________________

     Transaction Code Number  __________________________________________________

/ / CHECK HERE IF TENDERED SUBORDINATED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holders  _______________________________________________________

     Window Ticket Number (if any)  ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery and Consent  ___________

     Name of Eligible Institution that guaranteed delivery  ____________________

     If delivery by book-entry transfer, check box here:  / /

     Account Number  ___________________________________________________________

     Transaction Code Number  __________________________________________________

                             NOTE: SIGNATURE(S) AND
                TAXPAYER IDENTIFICATION NUMBER MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

    Only Holders are entitled to tender their Subordinated Debentures in the Exchange Offer and consent to the Proposed Amendments in the Consent Solicitation. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Subordinated Debentures and who wishes to make book-entry delivery of the Subordinated Debentures as described above and to consent to the Proposed Amendments must complete, execute and deliver this Consent and Letter of Transmittal to DTC, which will then send an Agent's Message to the Exchange Agent (as described above). Persons who are beneficial owners of Subordinated Debentures but are not Holders and who seek to tender Subordinated Debentures and deliver Consents to the Proposed Amendments should (i) contact the Holder of such Subordinated Debentures and instruct such Holder to tender and consent on his or her behalf, (ii) obtain and include with this Consent and Letter of Transmittal Subordinated Debentures properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to consent to the Proposed Amendments on behalf of such Holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank, trust company, credit union or savings association having an office in the United States (each, an "Eligible Institution") or (iii) effect a record transfer of such Subordinated Debentures from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Subordinated Debentures and delivering Consents prior to 12:00 midnight, Eastern Daylight Time, on the Expiration Date, as the case may be.

    A HOLDER WHO TENDERS SUBORDINATED DEBENTURES PURSUANT TO THE EXCHANGE OFFER WILL BE DEEMED, BY ACCEPTANCE OF THE EXCHANGE OFFER TO CONSENT TO THE PROPOSED AMENDMENTS. HOLDERS WHO WISH TO RECEIVE COMMON STOCK PURSUANT TO THE EXCHANGE OFFER MUST TENDER THEIR SUBORDINATED DEBENTURES AND DELIVER CONSENTS PRIOR TO 12:00 MIDNIGHT, EASTERN DAYLIGHT TIME, ON THE EXPIRATION DATE. SEE "PROCEDURE FOR TENDERING OUTSTANDING DEBENTURES AND GIVING CONSENTS" IN THE PROSPECTUS.

TO: KOLL REAL ESTATE GROUP, INC.

    Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby tenders to the Company the Subordinated Debentures indicated on page 1 above. Subject to, and effective upon, acceptance for exchange for the Subordinated Debentures tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all rights, title and interest in and to all such Subordinated Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Subordinated Debentures, with full power of substitution and resubstitution (such power of attorney being, deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Subordinated Debentures, or transfer ownership of such Subordinated Debentures on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present such Subordinated Debentures for transfer on the relevant security registrar and (c) receive all benefits or otherwise exercise all rights of beneficial ownership on behalf of the Company of such Subordinated Debentures all in accordance with the terms of the Exchange Offer and Consent Solicitation. EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL ALSO BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE SUBORDINATED DEBENTURES TENDERED HEREBY AND TO GIVE THE CONSENT CONTAINED HEREIN

AND, THAT WHEN THE SAME ARE ACCEPTED FOR EXCHANGE BY THE COMPANY, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS, RESTRICTIONS, CLAIMS, CHARGES, ENCUMBRANCES, CONDITIONAL SALES AGREEMENTS OR OTHER OBLIGATIONS RELATING TO THE SALE OR TRANSFER THEREOF, AND NOT BE SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND EXCHANGE OF THE SUBORDINATED DEBENTURES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND CONSENT SOLICITATION. DELIVERY OF THE ENCLOSED SUBORDINATED DEBENTURES SHALL BE EFFECTED, AND RISK OF LOSS AND TITLE TO SUCH SUBORDINATED DEBENTURES SHALL PASS, ONLY UPON PROPER DELIVERY THEREOF TO THE EXCHANGE AGENT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER.

    All authority conferred or agreed to be conferred pursuant to this Consent and Letter of Transmittal and every obligation of the undersigned hereunder shall be binding, upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Subordinated Debentures properly tendered may be withdrawn and Consents may be revoked at any time prior to 12:00 midnight, Eastern Daylight Time, on the Expiration Date.

    The Exchange Offer and Consent Solicitation are subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "Conditions of the Exchange Offers." The undersigned recognizes that as a result of such conditions the Company may not be required to accept the Subordinated Debentures properly tendered hereby. In such event, the tendered Subordinated Debentures not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Exchange Offer is terminated without any Subordinated Debentures being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Payments Instructions" below.

    Unless otherwise indicated below under "Special Payment Instructions" or "Special Delivery Instructions," as applicable, please send share certificates for Common Stock to be issued in exchange for any Subordinated Debentures tendered hereby and accepted for exchange, and/or return any certificates representing Subordinated Debentures not tendered or not accepted for exchange in the name(s) of the Holder(s) and to the addressees appearing under "Description of Subordinated Debentures Tendered" herein. In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue and send the share certificates for Common Stock to be issued in exchange for any Subordinated Debentures tendered hereby and/or return any certificates representing Subordinated Debentures not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under "Special Payment Instructions," in the case of a book-entry delivery of Subordinated Debentures, please credit the account maintained at DTC with any Subordinated Debentures not tendered or not accepted for exchange. The undersigned recognizes that the Company does not have any obligation pursuant to the Special Payment Instructions to transfer any Subordinated Debentures from the name of the Holder thereof if the Company does not accept for exchange any of the Subordinated Debentures so tendered.


    SPECIAL PAYMENT INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 6, 7 AND 8)                            (SEE INSTRUCTIONS 1, 6, 7 AND 8)
To be completed ONLY if Common Stock share certificates to      To be completed ONLY if the Common Stock share certificates
be issued in exchange for the Subordinated Debentures           to be issued in exchange for the Subordinated Debentures
accepted for exchange, and/or certificates representing         accepted for exchange, and/or certificates representing
Subordinated Debentures not accepted for exchange are to be     Subordinated Debentures not accepted for exchange are to be
issued in the name of someone other than the undersigned, or    sent to someone other than the undersigned or to the
if Subordinated Debentures delivered by book-entry transfer     undersigned at an address other than that indicated on page
not accepted for exchange are to be returned by credit to an    1 above.
account maintained at DTC other than the account indicated      Mail: Common Stock Share Certificate(s) to
on page 1 above.                                                Name:
Issue: Common Stock Share Certificate(s) to                     (Please Print)
Name:                                                           Address:
                (Please Print)
Address:                                                        (Include Zip Code)
              (Include Zip Code)                                (Taxpayer Identification or Social Security Number)
    (Taxpayer Identification or Social Security Number)
   Credit unpurchased Subordinated Debentures delivered by
book-entry transfer to the DTC account set forth below:

              AFFIDAVIT OF LOST OR DESTROYED DEBENTURE CERTIFICATE
                           AND AGREEMENT OF INDEMNITY

NAME ___________________________________________________________________________

ADDRESS ________________________________________________________________________

CITY/STATE/ZIP _________________________________________________________________

CERTIFICATE NUMBER(S) __________________________________________________________

PRINCIPAL AMOUNT OF_____________________________________________________________

REGISTERED IN THE NAME OF ______________________________________________________

The undersigned person(s), being first duly sworn, deposes and says that: I am the lawful owner of the above described certificate(s) and Debentures. The certificate(s) (WERE NOT) (WERE) [circle appropriate word(s)] endorsed, cashed negotiated, transferred, assigned, or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it and make this affidavit for the purpose of including the cancellation and replacement or liquidation of the certificate(s) and the exchange of the Debentures represented thereby without the surrender of the certificate(s), and hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s).

I, hereby agree, for myself, my heirs, assigns and personal representatives, that in consideration of the proceeds of the sale of the replacement of the Debentures representative by the certificate(s) agree to completely indemnify, protect and hold harmless Federal Insurance Company (the Surety), the Exchange Agent, the Company, and any other party to the transaction (the "obligees"), from and against all loss, costs and damages, including court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the certificate(s). The right accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligation on the part of the obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claims, whichever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. I agree that this Affidavit is delivered to accompany a bond of indemnity #8302-00-67 underwritten by Federal Insurance Company to protect the foregoing obligees.

Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance, containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

Signed, sealed, and delivered by affiant this _________ day of ___________________ 19____

                                          ______________________________________

                                          Signature of Affiant (S.S. #:        )

                        YOUR SIGNATURE MUST BE NOTARIZED

On this _________ day of ___________________ 19____ before me personally appeared ______________________________________ known to me to be the individual(s) who executed the foregoing instrument, and being duly sworn, did depose and say that the statements contained therein are true.

(Affix Notarial Seal)    ______________________________________

                         My Commission Expires ________________

                  HOLDERS OF SUBORDINATED DEBENTURES SIGN HERE
            IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
                     THIS CONSENT AND LETTER OF TRANSMITTAL

X_______________________________________________________________________________

X_______________________________________________________________________________

                    Signature(s) of Holder(s) of Securities

    Dated:            , 1997 (Must be signed by the Holder(s) exactly as name(s)
appear(s) on certificates) representing the Subordinated Debentures or on a security position listing or by person(s) authorized to become Holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title) __________________________________________________________

Name(s) ________________________________________________________________________

                             (Please Type or Print)

Address ________________________________________________________________________

________________________________________________________________________________

                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

Tax Identification or Social Security No. ______________________________________

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________

                             (Please Type or Print)

Address ________________________________________________________________________

________________________________________________________________________________

                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

Dated: ____________________________

                                  INSTRUCTIONS

    1. GUARANTEE OF SIGNATURES. Signatures on this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution, unless the Subordinated Debentures tendered hereby are tendered (i) by a Holder of Subordinated Debentures (or by a participant in DTC whose name appears on a security position listing as the owner of such Subordinated Debentures) who has not completed either the box entitled "Special Delivery Instructions" or "Special Payment Instructions" above, or (ii) for the account of a member firm of an Eligible Institution. If the Subordinated Debentures are registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if Subordinated Debentures not accepted for exchange or not tendered are to be returned to a person other than the registered Holder, then the signatures on the Consents and Letters of Transmittal accompanying the tendered Subordinated Debentures must be guaranteed by an Eligible Institution as described above. Persons who are beneficial owners of Subordinated Debentures but are not Holders and who seek to tender Subordinated Debentures and deliver Consents to the Proposed Amendments should (i) contact the Holder of such Subordinated Debentures and instruct such Holder to tender and consent on his or her behalf,
(ii) obtain and include with this Consent and Letter of Transmittal, Subordinated Debentures properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to consent to the Proposed Amendments on behalf of such Holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution or (iii) effect a record transfer of such Subordinated Debentures from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Subordinated Debentures and delivering Consents prior to 12:00 midnight, Eastern Daylight Time, on the Expiration Date. See Instruction 6.

    2. REQUIREMENTS OF TENDER AND CONSENT. This Consent and Letter of Transmittal is to be completed by Holders of Subordinated Debentures if certificates representing such Subordinated Debentures are to be forwarded herewith or if delivery is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under the captions "Procedure for Tendering Outstanding Debentures and Giving Consents" and "Book-Entry Transfer Procedures." All Holders who wish to tender their Subordinated Debentures must, prior to 12:00 midnight, Eastern Daylight Time, on the Expiration Date: (i) complete, sign and deliver this Consent and Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth on page 1 hereof, together with any signature guarantees and any other documents required in Instructions 1-12 hereof, and
(ii) tender (and not withdraw) his or her properly endorsed certificates representing such Subordinated Debentures to the Exchange Agent, or if a tender of a Subordinated Debenture is to be made by book-entry transfer to the Exchange Agent's account at DTC, confirm such book-entry transfer and the receipt by the Exchange Agent of the Agent's Message, in each case in accordance with the procedures set forth in this Consent and Letter of Transmittal. PURSUANT TO THE TERMS OF THE EXCHANGE OFFER AND CONSENT SOLICITATION, THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL OR TENDER PURSUANT TO THE BOOK-ENTRY TRANSFER OR GUARANTEED DELIVERY PROCEDURES WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO ANY SUBORDINATED DEBENTURES SO TENDERED.

    Notwithstanding the foregoing paragraph, Holders whose certificates representing Subordinated Debentures are not immediately available or who cannot deliver such certificates and all other required documents to the Exchange Agent or participants in the DTC who cannot complete the procedure for book-entry transfer on or prior to the Expiration Date may nevertheless tender Subordinated Debentures by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "Guaranteed Delivery Procedures." Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution,
(ii) a Notice of Guaranteed Delivery, substantially in the form provided herewith, properly completed and duly executed, must be received by the Exchange Agent on or prior to 12:00 midnight, Eastern Daylight Time, on the Expiration Date or, in the case of DTC participants, a Notice of Guaranteed Delivery is properly completed, duly executed and delivered to DTC (in accordance with DTC procedures) and confirmation of such delivery to DTC is received by the Exchange Agent on or prior to 12:00 midnight, Eastern Daylight Time, on the Expiration Date and (iii) the certificates for the tendered Subordinated Debentures, in proper form for transfer, together with this Consent and Letter of Transmittal, properly completed and duly executed, with any required signature guarantees and any other documents required by this Consent and Letter of Transmittal; or a book-entry confirmation of the transfer of such Subordinated Debentures into the Exchange Agent's account at DTC and an Agent's Message stating that such Holder has received this Consent and Letter of Transmittal and has agreed to be bound by the terms hereof are received by the Exchange Agent within three (3) business days after the date of execution of the Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF THE OUTSTANDING DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER OF THE OUTSTANDING DEBENTURES, BUT, IF SUCH DELIVERY IS EFFECTED BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE AS TO ASSURE DELIVERY TO THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.

    3. CONSENTS TO PROPOSED AMENDMENTS. A valid Consent to the Proposed Amendments may be given only by the Holder or by his or her attorney-in-fact. A beneficial owner who is not a Holder must arrange with the Holder to execute and deliver a Consent and Letter of Transmittal on his or her behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such Holder or become a Holder. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Subordinated Debentures who wishes to make book-entry delivery of Subordinated Debentures as described above and who wishes to consent to the Proposed Amendments must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing the DTC's nominee to complete and sign the proxy attached thereto.

    4. WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS. Tenders of Subordinated Debentures may be withdrawn and the concurrent Consents may be revoked at any time prior to 12:00 midnight, Eastern Daylight Time, on the Expiration Date (but not thereafter if the Company accepts the Subordinated Debentures for exchange). A valid withdrawal of tendered Subordinated Debentures effected prior to 12:00 midnight, Eastern Daylight Time, on the Expiration Date will constitute the concurrent valid revocation of such Holder's related Consent. In order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Subordinated Debentures. Tenders of Subordinated Debentures may not be withdrawn, and Consents may not be revoked, after 12:00 midnight, Eastern Daylight Time, on the Expiration Date. In addition, tenders of Subordinated Debentures may be validly withdrawn if the Exchange Offer is terminated without any Subordinated Debentures being purchased thereunder. In the event of a termination of the Exchange Offer, the Subordinated Debentures tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holder and any Consents given will not be effective.

    For a withdrawal of a tender of Subordinated Debentures (and the concurrent revocation of Consents) to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to 12:00 midnight, Eastern Daylight Time, on the Expiration Date at its address set forth on the back cover of this Consent and Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person who tendered the Subordinated Debentures to be withdrawn, (ii) contain the description of the Subordinated Debentures to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Subordinated Debentures (unless such Subordinated Debentures were tendered by book-entry transfer) and the aggregate principal amount represented by such Subordinated Debentures and (iii) be signed by the holder of such

Subordinated Debentures in the same manner as the original signature on the Consent and Letter of Transmittal by which such Subordinated Debentures were tendered (including any required signature guarantees), if any, or be accompanied by (a) documents of transfer sufficient to have the Trustee register the transfer of the Subordinated Debentures into the name of the person withdrawing such Subordinated Debentures and (b) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If the Subordinated Debentures to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected.

    If Subordinated Debentures have been tendered pursuant to the book-entry transfer procedures, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Subordinated Debentures. Any such notice of withdrawal must be signed by the Holder in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the ownership of the Subordinated Debentures.

    Any Subordinated Debentures properly withdrawn will be deemed to be not validly tendered for purposes of the Exchange Offer, and will constitute the concurrent valid revocation of such Holder's Consent. Any valid revocation of Consents will automatically render the prior tender for the Subordinated Debentures to which such Consents relate defective and the Company will have the right, which it may waive, to reject such tender as invalid and ineffective. Any permitted withdrawal of Subordinated Debentures and revocation of Consents may not be rescinded, and any Subordinated Debentures properly withdrawn will thereafter be deemed not validly tendered and any Consents revoked will be deemed not validly delivered for purposes of the Exchange Offer; PROVIDED, HOWEVER, that withdrawn Subordinated Debentures may be re-tendered and revoked Consents may be delivered by again following one of the appropriate procedures described herein at any time on or prior to the Expiration Date.

    If the Company extends the Exchange Offer or is delayed in its acceptance for exchange of Subordinated Debentures or is unable to exchange Subordinated Debentures pursuant to the Exchange Offer for any reason, then, without prejudice to the Company's rights hereunder, tendered Subordinated Debentures may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn (subject to the prompt acceptance and delivery of shares of Common Stock in exchange for tendered Subordinated Debentures or the prompt return of tendered Subordinated Debentures which are not accepted after the termination or withdrawal of the Exchange Offer), except as otherwise provided in this section.

    5. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF SUBORDINATED DEBENTURES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than the entire principal amount of any Subordinated Debentures evidenced by a submitted certificate is tendered, the tendering Holder should fill in the applicable principal amount of the Subordinated Debentures that are to be tendered in the box entitled "Description of Subordinated Debentures Tendered." The entire principal amount represented by the certificates for all Subordinated Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Subordinated Debentures is not tendered or not accepted for exchange, new certificate(s) representing the remainder of the principal amount of the Subordinated Debentures that were evidenced by the old certificate(s) will be sent to the Holder, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration of the Exchange Offer.

    6. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Consent and Letter of Transmittal is signed by the Holder(s) of the Subordinated Debentures tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Subordinated Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Subordinated Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Consents and Letters of Transmittal as there are names in which certificates are held.

    If this Consent and Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority so to act must be submitted, unless waived by the Company.

    If this Consent and Letter of Transmittal is signed by the Holder(s) of the Subordinated Debentures listed and transmitted hereby, no endorsement of certificates or separate bond powers are required unless payment is to be made to, or certificates for Subordinated Debentures not tendered or not accepted for exchange are to be issued to, a person other than the Holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    If this Consent and Letter of Transmittal is signed by a person other than the Holder(s) of the Subordinated Debentures listed, the certificates representing such Subordinated Debentures must be properly endorsed for transfer by the Holder or be accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to consent to the Proposed Amendments on behalf of such Holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    7. TRANSFER TAXES. The Company will pay or cause to be paid any transfer taxes with respect to the exchange of Subordinated Debentures to it or its order pursuant to the Exchange Offer. If, however, certificates representing shares of Common Stock issued in exchange for tendered Subordinated Debentures or certificates representing Subordinated Debentures not tendered or not accepted for exchange are to be registered in the name of, any person other than the Holder(s), or if tendered certificates re-registered in the name of any person other than the person(s) signing this Consent and Letter of Transmittal, the number of shares or amount of Subordinated Debentures will be reduced by a number sufficient when sold by the Exchange Agent to satisfy the amount of any transfer taxes (whether imposed on the Holder(s) or such other person) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS CONSENT AND LETTER OF TRANSMITTAL.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates for shares of Common Stock exchanged for tendered Subordinated Debentures are to be issued in the name of, and/or certificates representing Subordinated Debentures not accepted for exchange are to be returned to, a person other than the person(s) signing this Consent and Letter of Transmittal, or are to be sent and/or are to be returned to a person other than the person(s) signing this Consent and Letter of Transmittal or to an address other than that shown on page 1 hereof, the appropriate boxes on this Consent and Letter of Transmittal should be completed. Holders of Subordinated Debentures delivering Subordinated Debentures by book-entry transfer may request that Subordinated Debentures not accepted for exchange be credited to such account maintained at DTC as such Holder(s) may designate hereon. If no such instructions are given, such Subordinated Debentures not accepted for payment will be returned by crediting the account at DTC designated above.

    9. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer and Consent Solicitation and accept for exchange any Subordinated Debentures tendered.

    10. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a Holder whose tendered Subordinated Debentures are accepted for exchange, or such Holder's assignee (in either case, the "Payee"), provide the Exchange Agent (the "Payor"), with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Exchange Offer and Consent Solicitation. If withholding results in an overpayment of taxes, a refund may be obtained.

    To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

    If the Payee does not have a TIN, such Payee should refer to the enclosed copy of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such Payee furnishes such Payee 's TIN to the Payor.
Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

    If the Subordinated Debentures are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

    Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. Refer to the enclosed copy of the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must complete the Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status.

    11. MUTILATED, LOST, STOLEN OR DESTROYED SUBORDINATED DEBENTURES. Holders of Subordinated Debentures which have been mutilated, lost, stolen or destroyed should complete the Affidavit of Loss.

    12. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent as set forth on the last page hereof or from the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Prospectus, this Consent and Letter of Transmittal, and the Notice of Guaranteed Delivery may be obtained from the Information Agent.

    IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR, OR CONFIRMATION OF BOOK-ENTRY TRANSFER WITH RESPECT TO, ANY TENDERED SUBORDINATED DEBENTURES, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, ON OR PRIOR TO 12:00 MIDNIGHT, EASTERN DAYLIGHT TIME, ON THE EXPIRATION DATE.

            PAYOR'S NAME:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

        SUBSTITUTE           PART 1--PLEASE PROVIDE YOUR TIN ON THE LINE BELOW AND CERTIFY
         FORM W-9            BY SIGNING AND DATING IN PART 3.
DEPARTMENT OF THE TREASURY   TIN
 INTERNAL REVENUE SERVICE    (Social Security Number or Employer Identification Number)
    PAYOR'S REQUEST FOR      PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE
  TAXPAYER IDENTIFICATION    "EXEMPT" HERE (SEE INSTRUCTIONS):
    NUMBER) ("TIN") AND      .
       CERTIFICATION
PART 3-- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the
IRS has notified me that I am no longer subject to backup withholding.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                  SIGNATURE   DATE , 1997

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

                       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
                             "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
Administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor, 31% of all reportable payments made to me will be withheld until I provide a number.

                                  SIGNATURE   DATE , 1997

                                 SUBSTITUTE FORM W-8
By checking this box / /, I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
Service Center or Social Security Administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor, 31% of all reportable payments made to me will be withheld until I provide a number.

                                  SIGNATURE   DATE , 1997

                           THE INFORMATION AGENT IS:

                            GEORGESON & COMPANY INC.
                               Wall Street Plaza
                               New York, NY 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

     THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND CONSENT SOLICITATION IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

           BY MAIL:                   FACSIMILE TRANSMISSION:          BY HAND/OVERNIGHT DELIVERY:
        P.O. Box 3301             (FOR ELIGIBLE INSTITUTIONS ONLY)             120 Broadway
  South Hackensack NJ 07606                (201) 329-8938                       13th Floor
  Attn: Reorganization Dept.           CONFIRM BY TELEPHONE:             New York, New York 10271
                                           (201) 296-4860               Attn: Reorganization Dept.